UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 9, 2019

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Donald P. Monaco Insurance Trust Amended and Restated Promissory Note

On December 9, 2019, Monaker Group, Inc. (the “Company”, “we” and “us”), entered into an Amended and Restated Promissory Note with the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and the Chairman of the Board of Directors of the Company (the “Monaco Trust”), in the amount of up to $2,700,000 (the “Revolving Monaco Trust Note”). The Revolving Monaco Trust Note amended and restated a previous promissory note entered into by the Company in favor of the Monaco Trust on February 4, 2019, in the amount of up to $700,000, which had a balance as of December 9, 2019 of $700,000.

On the same date, the Company borrowed $200,000 from the Trust under the Revolving Monaco Trust Note. The amount owed pursuant to the Revolving Monaco Trust Note accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and is due and payable on February 1, 2020, provided that the note may be prepaid at any time without penalty. The Revolving Monaco Trust Note contains standard and customary events of default.

As of the date of this report, the Revolving Monaco Trust Note has a balance of $900,000 (the $700,000 balance of the original February 4, 2019 note and the $200,000 borrowed on December 9, 2019) and the amount remaining under the note of $1,800,000 can be accessed by the Company on a revolving basis, at any time, prior to the maturity date of the note, with the approval of the Monaco Trust.

The foregoing description of the Revolving Monaco Trust Note is not complete and is qualified in its entirety by reference to the full text thereof, filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference in this Item 1.01.

The Company used the funds borrowed on December 9, 2019 to pay down outstanding debts.

Prior to entering into the Revolving Monaco Trust Note, the Company obtained the consent of Pasquale LaVecchia and Jamie Mendola, each a director and creditor of the Company, which was required pursuant to the terms of the Promissory Notes issued to such persons in October 2019, which prohibited the Company from selling more than $500,000 in debt, until such October 2019 notes were paid in full.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 regarding the Revolving Monaco Trust Note is incorporated in this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*	$2,700,000 Amended and Restated Promissory Note dated December 9, 2019, entered into by Monaker Group, Inc. and the Donald P. Monaco Insurance Trust

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: December 9, 2019	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1*	$2,700,000 Amended and Restated Promissory Note dated December 9, 2019, entered into by Monaker Group, Inc. and the Donald P. Monaco Insurance Trust

* Filed herewith.